Exhibit 10.11
AMENDMENT NUMBER 4

TO

GENERAL TERMS AGREEMENT

BCA-65530-0016

BETWEEN

THE BOEING COMPANY

AND

SPIRIT AEROSYSTEMS, INC.

This Amendment Number 4 (“Amendment No. 4”) to General Terms Agreement BCA-65530-0016 is entered into as of the date of the last signature below (the “Effective Date”) by and between The Boeing Company, a Delaware Corporation (“Boeing”), and Spirit AeroSystems, Inc., a Delaware Corporation with its principal office in Wichita, Kansas (“Seller”). Hereinafter, Boeing and Seller may be referred to collectively as the “Parties”.

RECITALS

A.    The Parties entered into General Terms Agreement BCA-65530-0016 (“GTA”) on June 16, 2005.

B.    The most recent Amendment to the GTA is Amendment No. 3, dated January 31, 2014.

C.    The Parties wish to amend the GTA as set forth herein.

NOW THEREFORE, the Parties agree as follows:

1.Agreement.

1.1The GTA is hereby amended by adding the following section the Table of Contents:

“41.0 Safety Commitment”

1.2The GTA is hereby amended by deleting the existing GTA Table of Amendments in its entirety and replacing it with a new Table of Amendments as follows:

BOEING PROPRIETARY

“AMENDMENTS

Number	Description	Date	Approval
1	Incorporate name change from Mid-Western Aircraft Systems Inc. to Spirit AeroSystems Incorporated. Added effective date of June 17, 2005 to agreement, and to sections 12.3 and 16.0.	4/1/06	H. McCormick R. Stone
2	Added Section 40.0 Electronic Access	3/4/11	J. Bayer M. Milan
3	Replaced Section 8.5 Retention of Records, Section 11.3 Import/Export, and Section 21.5 Environmental Health and Safety Performance	1/30/14	J. Ray M. Milan
4	Replaced Section 21.2 and added Section 41.0	1/18/21	K. Doolin E. Bossler
“

1.3GTA Section 21.2 GOVERNMENT REQUIREMENTS is hereby deleted in its entirety and replaced as follows:

“21.2    GOVERNMENT REQUIREMENTS

If any of the work to be performed under this Agreement is performed in the United States, Seller shall, via invoice or other form satisfactory to Boeing, certify that the Products or Services covered by the Order were produced in compliance with Sections 6, 7, and 12 of the Fair Labor Standards Act (29 U.S.C. 201-219), as amended, and the regulations and orders of the U.S. Department of Labor issued     there under. In addition, the following FAR clauses are incorporated herein by this reference except "Contractor" shall mean "Seller". Other Government clauses, if any, are incorporated herein either by attachment to this document or by some other means of reference. The Seller shall include these FAR clauses in subcontracts that support this Agreement. Other Government clauses, if any, are incorporated herein either by attachment to this document or by some other means of reference.

    FAR 52.244-6 Subcontracts for Commercial Items (JUN 2016).

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    FAR 52.209-06 PROTECTING THE GOVERNMENT'S INTEREST WHEN SUBCONTRACTING WITH CONTRACTORS DEBARRED, SUSPENDED, OR PROPOSED FOR DEBARMENT (OCT 2015).

    FAR 52.222-50 Combating Trafficking in Persons (MAR 2015) except as modified below:
    The term “Contractor” shall mean “Seller”, except the term “prime contractor” shall remain unchanged. The term “Contracting Officer” shall mean “Contracting Officer and the Buyer's Authorized Procurement Representative in paragraph (d)(1). Paragraph (d)(2) shall read as follows: “If the allegation may be associated with more than one contract, the Seller shall inform the contracting officer, the agency Inspector General, and the Buyer's Authorized Procurement Representative for each affected contract.” The term “the Government” shall mean “the Government and Buyer” in paragraph (e)(1). The term “termination” shall mean “cancel” and “cancellation for default”, respectively, in paragraph (e)(6). Insert the following at the end of paragraph (e): “If the Government exercises one of the remedies identified in the paragraph (e) against Buyer as a result of the Seller’s violation of its obligations under this clause, Buyer may impose an equivalent remedy against the Seller.” The term “Contracting Officer” shall mean “Contracting Officer and Buyer” in paragraph (f), except in paragraph (f)(2), where it shall mean “Contracting Officer or Buyer”. Paragraph (h)(2)(ii) shall read as follows: “To the nature and scope of the activities involved in the performance of a Government subcontract, including the number of non-United States citizens expected to be employed and the risk that the contract or subcontract will involve services or supplies susceptible to trafficking in persons.” – The term “Contracting Officer” shall mean “Contracting Officer or Buyer” in paragraph (h)(4)(ii). The term “Contracting Officer” shall mean “Buyer” in paragraph (h)(5).
    In addition, the DFARS clauses listed below, are incorporated herein and made a part of the contract by this reference except that “Contractor” shall mean “Seller.” The Seller shall include these DFARS clauses in subcontracts that support this contract.

    DFARS 252.244-7000 SUBCONTRACTS FOR COMMERCIAL ITEMS AND COMMERCIAL COMPONENTS (DOD CONTRACTS) (JUN 2013).

    DFARS 252.204-7012 Safeguarding Covered Defense Information and Cyber Incident Reporting (DEC 2019).

DFARS 225.204-7018 Prohibitions on the Acquisition of Covered Defense Telecommunications Equipment or Services (DEC 2019), except as modified below:

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All subparagraphs of the DFARS clause will remain the same except for (d)(1),    which will read as follows:
(1)    In the event the Seller identifies covered defense telecommunications equipment or services used as a substantial or essential component of any system, or as critical technology as part of any system, during contract performance, the Seller shall report to Boeing the information in paragraph (d)(2) of this clause.

DFARS 252.223-7008 Prohibition of Hexavalent Chromium (JUN 2013).

DFARS 252.225-7007 Prohibition on Acquisition of Certain Items from Communist Chinese Military Companies (DEC 2018).

DFARS 252.227-7015 Technical Data – Commercial Items (FEB 2014), applies if any technical data related to commercial items developed in any part at private expense will be obtained from Seller for delivery to the Government.

DFARS 252.227-7037 Validation of Restrictive Markings on Technical Data (SEP 2016).

DFARS 252.246-7003 Notification of Potential Safety Issues (JUN 2013).”

1.4GTA Section 41.0 SAFETY COMMITMENT is hereby added as follows:
“41.0    SAFETY COMMITMENT
Seller will adhere to all applicable guidance from regulatory authorities with regards to the safety of its Products. If Boeing notifies Seller of a potential safety risk that Boeing reasonably determines is associated with Seller’s Products, Seller will promptly respond to Boeing’s concern and participate in any corresponding investigation. The Parties will work to remedy the safety risk pursuant to the terms of the Agreement. The Parties agree that the FAA’s issuance of a Planned Airworthiness Directive Identification Number is accepted as confirmation of a safety risk.”

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2.Miscellaneous.
2.1All other provisions of the GTA remain unchanged and in full force and effect.
2.2This Amendment No. 4 constitutes the complete and exclusive agreement between the Parties with respect to the subject matter hereof and cancels and supersedes all previous agreements between the Parties relating thereto, whether written or oral.

3.Governing Law.
This Amendment No. 4 shall be governed by the internal laws of the State of Washington without reference to any rules governing conflict of laws.

EXECUTED in duplicate as of the last date set forth below by the duly authorized representatives of the Parties.

THE BOEING COMPANY             SPIRIT AEROSYSTEMS, INC.
BOEING COMMERCIAL AIRPLANES

Signature: __/s/Kyra Doolin_________     Signature: __/s/Eric Bossler_______

Printed Name: _Kyra Doolin________ Printed Name: _Eric Bossler______

Title: __Procurement Agent ________     Title: ____Contracts Specialist_____

Date: ____January 18, 2021______     Date: ____January 18, 2021______
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